SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 18, 2003

CLARION TECHNOLOGIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	0-24690 (Commission File No.)	91-1407411 (IRS Employer Identification No.)

38 West Fulton, Suite 300, Grand Rapids, Michigan 49503 (Address of principal Executive Offices including Zip Code)

Registrant's telephone number, including area code: 616-233-6680

Item 9.        Regulation FD Disclosure

        Clarion Technologies, Inc. held its annual meeting of stockholders on Wednesday, June 18, 2003. The Power Point presentation, which was presented by Clarion Technologies, Inc. at the annual meeting, is attached to this Current Report on Form 8-K as Exhibit 99.1.

        Clarion Technologies, Inc. is filing this Current Report on Form 8-K under Item 9, including the related exhibits, pursuant to Item 9 and the Securities and Exchange Commission's Regulation FD, and it shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARION TECHNOLOGIES, INC.
By:	/s/ Edmund Walsh Edmund Walsh Chief Financial Officer

Date: June 19, 2003

EXHIBIT INDEX

Exhibit 99.1 —	Power Point presentation made by Clarion Technologies, Inc. at the annual meeting of stockholders on June 18, 2003.

Exhibit 99.1

Welcome

2003 Annual Stockholders' Meeting

CLARION technologies

One step ahead

Board of Directors

Craig Wierda	Chairman	Former Director of Prince Corporation
Jack Rutherford	Director	Former Vice Chairman, President and COO of Navistar International
Fred Sotok	Director	Former COO of Prince Corporation
Steve Olmstead	Director	Former Partner of Conway, McKenzie & Associates
Frank Steck	Director	Vice President of ATKearney
Tony Wauterlek	Director	Co-Founder of Wauterlek & Brown Inc. – Chicago
Ken La Grand	Director	Former Executive Vice President, Gentex Corporation

Annual
Business Review

CLARION technologies

One step ahead

Clarion

- **MISSION:** To provide products and services that set the industry standards for quality, delivery and cost leadership

Clarion Profile

- Geographic presence
- Five manufacturing locations
- 145 injection molding machines
- Over 600,000 sq. ft. of manufacturing
- 600 team members




Injection Molding Capacity
Number of Machines
70
60
50
40
30
20
10
0
55-100
100-250
251-500
501-750
751-1000
1001-1500
Tonnage Capacity
Total Machines: 145
Square Ft: 600,000

2002 Accomplishments

- ✓ Operational Strategy Execution
- ✓ Financial Stabilization
- ✓ Market / Customer Focus

Operational Strategy

To set the industry standards for quality, delivery and cost leadership

Operational Strategy

What sets Clarion apart?

- ✓ Strong Operational Leadership
- ✓ Technical Competence

Operational Strategy

Quality



PPM TREND
400
300
200
100
0
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03

Operational Strategy

Scrap


8.2%
2.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2001
Today

Operational Strategy

Delivery - % on-time



99.2%
89%
100%
98%
96%
94%
92%
90%
88%
86%
84%
82%
2001
Today

Financial Highlights

Restructured Debt

› Debt-to-equity conversion of $37 million

› Transaction completed on December 27, 2002

Four Year Banking Agreement

› Provides Foundation for Growth

› Signed April 14, 2003

BANK ONE

Sales


$90.5M
$80.6M
$101M *
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
2001
2002
2003

* 2003 projected

Gross Margin % of Sales



13.00%
14.40% *
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.80%
2001
2002
2003

* 2003 projected

SGA % of Sales



12.20%
9.70%
8.10%*
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2001
2002
2003

* 2003 projected

Net Income % of Sales


-38.8%
-8.9%
2.7% *
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
2001
2002
2003

* 2003 projected

Financial Highlights

Impact of Debt Restructuring


$10 M
$5 M
0
$5 M
$10 M
Net Income
2002
2002 - Post Restructure

Customer Strategy

To be a major supplier of injection molded products and assemblies in three primary markets


Automotive
Consumer Products
Office Environments

Customer Strategy

Automotive Customers

Current

JOHNSON CONTROLS

LEAR CORPORATION

MAGNA

Automotive



Customer Strategy

Consumer Products Customers

Current

Electrolux

Frigidaire
Built for Generations!

AYP

Consumer Products



Customer Strategy

Office Environments Customers

Current

Knoll

Steelcase

Office Environments



2003 Highlights


Plan by Quarter
Sales
Net Income
$25 M
$22.5 M
$20 M
$1 M
$800 K
$600 K
$400 K
$200 K
$ 0
Q4
2002
Q1
Q2
Q3
Q4
* Q2-Q4 projected

Future Growth

Key Customer Relationships

› Signed a Long -Term Agreement with Electrolux for $100 Million in new business over next 4 years

› Signed life of parts agreement to maintain and grow business supporting Johnson Controls

› Signed Long -Term Agreement with Lear Corporation for "Preferred Supplier" status

Future Growth


Projected Sales
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
2004
2005
2006
2007

Summary

- Highly capable and proven Leadership Team
- Operational Execution
- Company has hit or exceeded plan for past 20 months
- Debt load has been decreased by $37 Million with restructuring
- Booked sales growth in excess of $90 Million over next 4 years

Execute
and
Grow

Thank you

CLARION
technologies